Simplify Tail Risk Strategy ETF

CYA

Supplement dated January 13, 2022 to the Prospectus and Statement of Additional Information dated August 10, 2021.

Simplify Tail Risk Strategy ETF

Effective January 13, 2022, the disclosure following the paragraph headings “Fees and Expenses of the Fund” in the Fund’s Prospectus and Summary Prospectus is replaced in its entirety with the following:

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. Investors purchasing or selling shares of the Fund in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.75%
Fee Waiver and Reimbursement(2)	(0.25%)
Total Annual Fund Operating Expenses After Fee Waiver	0.50%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)	The Fund’s adviser has contractually agreed until at least October 31, 2022, to waive 0.25% of its management fees and/or pay or absorb the Fund’s expenses, in order to limit the amount of “Specified Expenses” borne by the Fund to 0.50% of the Fund’s average daily net assets. In addition, the adviser has agreed to waive any acquired fund fees and expenses attributed to investments in any series of the Simplify Exchange Traded Funds. “Specified Expenses” means all ordinary operating expenses of a Fund including management fees, except for interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, and expenses incidental to a meeting of the Fund’s shareholders. The fee waiver is subject to possible recoupment from a Fund in future years (within the three years after the fees have been waived), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. Any waived fees may only be recouped within three years from the date when the amount was waived or reimbursed. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser.

The disclosure following the paragraph heading “Management” in the Fund’s Prospectus is replaced in its entirety with the following:

INVESTMENT ADVISER: Simplify Asset Management Inc., located at 54 W 40th St, New York NY 10018, serves as each Fund’s investment adviser (the “Adviser”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended and manages only the Funds.

Subject to the oversight of the Board, the Adviser is responsible for managing the Funds’ investments, placing trade orders and providing related administrative services and facilities under an advisory agreement between each Fund and the Adviser. The Funds were recently formed in September 2021.

The Adviser is paid a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.25% and 0.75% of the Parity ETF and Tail ETF, respectively. The management agreement between the Fund and the Adviser provides that the Adviser will pay all operating expenses of the Fund, except for any interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of a Fund’s shareholders.

The Adviser has contractually agreed, until at least October 31, 2022, to waive its management fees and/or pay or absorb the Parity ETF’s expenses in order to limit the amount of “Specified Expenses” borne by the Parity ETF to 0.15% of the Fund’s average daily net assets. “Specified Expenses” means all ordinary operating expenses of a Fund including management fees, except for interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, and expenses incidental to a meeting of the Fund’s shareholders. The fee waiver is subject to possible recoupment from the Fund in future years (within the three years after the fees have been waived), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. Any waived fees may only be recouped within three years from the date when the amount was waived or reimbursed. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. A discussion regarding the Board’s approval of the Adviser’s management agreement will be available in the Fund’s annual report to shareholders dated December 31, 2021.

The Adviser has contractually agreed, until at least October 31, 2022, to waive 0.25% its management fees and/or pay or absorb the Tail ETF’s expenses in order to limit the amount of “Specified Expenses” borne by the Tail ETF to 0.50% of the Fund’s average daily net assets. In addition, the Adviser has agreed to waive any acquired fund fees and expenses attributed to investments in any series of the Simplify Exchange Traded Funds. “Specified Expenses” means all ordinary operating expenses of a Fund including management fees , except for interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, and expenses incidental to a meeting of the Fund’s shareholders. The fee waiver is subject to possible recoupment from the Fund in future years (within the three years after the fees have been waived), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. Any waived fees may only be recouped within three years from the date when the amount was waived or reimbursed. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. A discussion regarding the Board’s approval of the Adviser’s management agreement will be available in the Fund’s annual report to shareholders dated December 31, 2021.

The disclosure following the paragraph heading “Investment Adviser” in the Fund’s Statement of Additional Information is replaced in its entirety with the following:

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Simplify Asset Management Inc., located at 54 W 40th Street, New York, NY 10018, serves as the Funds’ investment adviser pursuant to an investment advisory agreement between the Trust and the Adviser (the “Management Agreement”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the oversight of the Board, the Adviser provides or causes to be furnished all supervisory and other services reasonably necessary for the operation of the Funds, including overseeing audit, portfolio accounting, legal, transfer agency, custody, printing costs, certain administrative services (provided pursuant to a separate administration agreement), certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements) and investment management and investment advisory services (provided pursuant to the Management Agreement) under what is essentially an all-in fee structure. The Funds bear other expenses which are not covered under the Management Agreement that may vary and will affect the total level of expenses paid by a Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, certain custody expenses and extraordinary expenses (such as litigation and indemnification expenses).

The Funds pays the Adviser a unitary fee (“Management Fee”) under the Management Agreement in return for providing investment management, investment advisory and supervisory services and for being obligated to pay certain Fund expenses discussed above. The Adviser is paid a monthly Management Fee at an annual rate of 0.25% and 0.75% of the average daily net assets of the Parity ETF and Tail Risk ETF respectively. Under a unitary fee structure, the Adviser is responsible for paying substantially all the expenses of the Funds, excluding payments under the Funds’ 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses.

The Management Agreement is in effect for two (2) years initially and shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Funds. The Management Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of each Fund’s outstanding shares (with respect to that Fund). The Management Agreement shall terminate automatically in the event of its assignment.

The Adviser has contractually agreed, until at least October 31, 2022, to waive its management fees and/or pay or absorb the Parity ETF’s expenses in order to limit the amount of “Specified Expenses” borne by the Parity ETF to 0.15% of the Fund’s average daily net assets. “Specified Expenses” means all ordinary operating expenses of a Fund including management fees, except for interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, and expenses incidental to a meeting of the Fund’s shareholders. The fee waiver is subject to possible recoupment from the Fund in future years (within the three years after the fees have been waived), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. Any waived fees may only be recouped within three years from the date when the amount was waived or reimbursed. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. A discussion regarding the Board’s approval of the Adviser’s management agreement will be available in the Fund’s annual report to shareholders dated December 31, 2021.

The Adviser has contractually agreed, until at least October 31, 2022, to waive 0.25% its management fees and/or pay or absorb the Tail ETF’s expenses in order to limit the amount of “Specified Expenses” borne by the Tail ETF to 0.50% of the Fund’s average daily net assets. In addition, the Adviser has agreed to waive any acquired fund fees and expenses attributed to investments in any series of the Simplify Exchange Traded Funds. “Specified Expenses” means all ordinary operating expenses of a Fund including management fees, except for interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, and expenses incidental to a meeting of the Fund’s shareholders. The fee waiver is subject to possible recoupment from the Fund in future years (within the three years after the fees have been waived), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. Any waived fees may only be recouped within three years from the date when the amount was waived or reimbursed. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. A discussion regarding the Board’s approval of the Adviser’s management agreement will be available in the Fund’s annual report to shareholders dated December 31, 2021.

The Management Agreement was approved by the Board, including by a majority of the Independent Trustees, at a meeting held on August 17, 2021. A discussion regarding the basis for the Board’s approval of the Management Agreement with respect to the Funds, will be available in the Funds’ first annual report to shareholders dated December 31, 2022.

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This Supplement dated January 13, 2022, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.